UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2105 City West Boulevard Suite 500 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 1, 2016, Omega Protein Corporation (the “Company”) issued a press release containing a statement confirming that it received a notice from an affiliate of Wynnefield Capital Management, LLC that it intends to nominate a slate of three nominees for election to the Company’s Board of Directors at the Company’s 2016 Annual Meeting of Stockholders. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Omega Protein Corporation dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Protein Corporation

Date: March 1, 2016	By:	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release of Omega Protein Corporation dated March 1, 2016